UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MANHATTAN BANCORP
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MANHATTAN BANCORP

2141 Rosecrans Avenue, Suite 1160

El Segundo, CA 90245

April 17, 2009

Dear Shareholders:

We cordially invite you to attend the 2009 Annual Meeting of Shareholders. The meeting will be held on Thursday, May 28, 2009 at 5:30 p.m. at the Shade Hotel, 1221 North Valley Drive, Manhattan Beach, California 90266.

We have enclosed the Notice of the 2009 Annual Meeting of Shareholders, the Proxy Statement, a proxy card and a postage prepaid return envelope, along with Manhattan Bancorp’s 2009 Annual Report.

At the meeting, you will be asked to elect nine directors and to ratify our selection of Vavrinek, Trine, Day & Co., LLP as our independent auditors for the fiscal year ending December 31, 2009. We will also report on our performance in 2008 and answer your questions regarding Manhattan Bancorp.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Kyle A. Ransford	/s/ Jeffrey M. Watson
Kyle A. Ransford	Jeffrey M. Watson
Chairman of the Board	President/Chief Executive Officer

MANHATTAN BANCORP

2141 Rosecrans Avenue, Suite 1160

El Segundo, CA 90425

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 28, 2009

TO THE SHAREHOLDERS OF MANHATTAN BANCORP:

NOTICE IS HEREBY GIVEN that pursuant to its By-laws and the call of its Board of Directors, the Annual Meeting of Shareholders (the “Meeting”) of Manhattan Bancorp will be held at the Shade Hotel, 1221 North Valley Drive, Manhattan Beach, California 90266 on Thursday, May 28, 2009, at 5:30 p.m., for the purpose of considering and voting upon the following matters.

1.                                      Election of Directors. Electing the following nine (9) persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified:

Chris W. Caras, Jr.	Larry S. Murphy
Harry W. Chenoweth	Kyle A. Ransford
John D. Flemming	Jeffrey M. Watson
Patrick E. Greene	Stephen P. Yost
Christopher J. Growney

2.                                      Advisory Vote on Executive Compensation. Approving the compensation paid to the Company’s Named Executive Officers on an advisory and non-binding basis.

3.                                      Ratification of Appointment of Independent Public Accountant. The ratification of Vavrinek, Trine, Day & Co., LLP (“VTD”) as independent public accountant for the Company for the 2009 fiscal year.

4.                                      Other Business. Transacting such other business as may properly come before the Meeting and any and all adjournment(s) thereof.

Only those shareholders of record at the close of business on March 31, 2009 will be entitled to notice of and to vote at the Meeting.

DATED: April 17, 2009	By Order of the Board of Directors

/s/ Dean Fletcher
Dean Fletcher
Corporate Secretary

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

MANHATTAN BANCORP

PROXY STATEMENT

2009 ANNUAL MEETING OF SHAREHOLDERS

INTRODUCTION

Date, Time and Place of Annual Meeting

This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the “Meeting”) of Manhattan Bancorp to be held at the Shade Hotel, 1221 North Valley Drive, Manhattan Beach, California 90266 on Thursday, May 28, 2009, at 5:30 p.m. and at any and all adjournments thereof. The Company’s telephone number is (310) 606-8000.

The solicitation of the proxy accompanying this proxy statement is made by the Board of Directors of Manhattan Bancorp, and the costs of such solicitation will be borne by Manhattan Bancorp. The Company pays for the distribution and solicitation of proxies and reimburses brokers, nominees, fiduciaries and other custodians’ reasonable fees and expenses in forwarding proxy materials to shareholders. The Company may solicit proxies through its Directors as well as officers and employees of Bank of Manhattan. The Company does not pay those individuals additional compensation for soliciting proxies.

It is expected that this proxy statement and accompanying Notice will be mailed to shareholders on approximately April 17, 2009.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement and proxy card?

We sent you this Proxy Statement and the enclosed proxy card because you own shares of Manhattan Bancorp. This Proxy Statement, which is furnished by the Board of Directors of Manhattan Bancorp (the “Company”), provides you with information that will help you cast your vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

When you sign the proxy card, you appoint each of John D. Flemming, Christopher J. Growney and Larry S. Murphy, who are current directors of the Company, as your representatives at the Annual Meeting (your proxies). They will vote your shares at the Annual Meeting as you have instructed them on your proxy card(s). If an issue comes up for vote at the Annual Meeting that is not on the proxy card, they will vote your shares, under your proxy, in accordance with their best judgment.

We have enclosed the Company’s 2008 Annual Report to Shareholders, which incorporates the Company’s Form 10-K filed with the Securities and Exchange Commission. The Annual Report is not considered part of the soliciting materials.

What am I voting on?

1.                                       Election of Directors. Electing nine (9) persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

2.                                       Advisory Vote on Executive Compensation. Approving the compensation paid to the Company’s Named Executive Officers on an advisory and non-binding basis.

3.                                       Ratification of Appointment of Independent Public Accountant. The ratification of Vavrinek, Trine, Day & Co., LLP (“VTD”) as independent public accountant for the Company for the 2009 fiscal year.

4.                                      Other Business. Transacting such other business as may properly come before the Meeting and any and all adjournment(s) thereof.

Who is entitled to vote?

Only shareholders of record at the close of business on March 31, 2009 (the “Record Date”) may vote at the Meeting. Each share you hold has voting rights, including shares:

•                  held directly in your name as shareholders of record (also referred to as “registered shareholder”); and

•                  held for you in an account with a broker or other nominee (shares held in “street name”).

How many votes do I have?

You have one vote for each share of the Company’s Common Stock. In the election of directors, you may be permitted to “cumulate” your votes.

What is “cumulative voting”?

Cumulative voting is a manner of voting in the election of directors in which each shareholder is entitled to a total number of votes equal to the number of directors to be elected multiplied by the number of votes the shareholder would have on a single matter. The number of votes a shareholder has on a single matter is the number of shares of Common Stock held by the shareholder. For example, if you hold 1,000 shares of Common Stock, you are entitled to 9,000 total votes in the election of directors (nine — the number of directors — multiplied by one vote per share of Common Stock, or 9,000 votes). A shareholder may use all of his or her votes for one nominee, or may distribute his or her shares among two or more nominees as the shareholder see fits. No shareholder may cumulate votes unless at least one shareholder gives notice at the Annual Meeting of his or her intention to cumulate votes.

Your proxy holder may, in their discretion, cumulate votes for shares with respect to which they have proxies.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for purposes of determining the presence of a quorum. Abstentions and broker non-votes have no effect on the election of directors or the ratification of the selection of independent auditors.

How can I vote?

•                      You may vote by mail.

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR the election of the nominees for directors identified in this Proxy Statement and FOR the ratification of our selection of independent auditors.

•                      You may vote in person at the meeting.

You may attend the Annual Meeting and vote in person. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting. Otherwise, we cannot count your votes.

May I revoke my proxy?

If you have returned your signed proxy card, you may revoke it at any time before it is exercised. You may revoke you proxy in any of one of three ways:

•                      You may send in another proxy with a later date;

•                      You may notify the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•                      You may vote in person at the Annual Meeting.

How will shares I hold in street name be voted?

If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority to vote customers’ shares on certain “routine” matters, including the election of directors. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you have more than one account at the transfer agent and /or with stockholders, you will receive separate proxy cards for each account. Please sign and return all proxy cards to ensure that all your shares are voted.

How many votes may be cast at the Annual Meeting?

Based upon the number of shares of Common Stock outstanding on the record date, up to 3,987,631 votes may be cast on any matter.

How many shares do you need to hold the Annual Meeting (what are the quorum requirements)?

Shares representing a majority of the Company’s outstanding votes on the record date on March 31, 2008 must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Accordingly, a quorum will be 1,993,816 shares.

•                  Shares are counted as present at the meeting if the stockholder either:

•                  Is present at the meeting; or

•                  Has properly submitted a proxy card.

How many votes must the director nominees have to be elected?

The nine nominees receiving the highest number of votes will be elected as directors. This number is called a plurality. If you do not vote for a particular nominee, or you withhold authority to vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee.

How many votes are required to approve the compensation paid to the Named Executive Officers on an advisory and non-binding basis?

A majority of the votes cast at the meeting will decide the outcome of this advisory vote.

How many votes are required to ratify the selection of auditors?

The selection of Vavrinek, Trine, Day & Co., LLP will be ratified if a majority of the votes cast on the selection are in favor of ratification.

VOTING SECURITIES

The close of business on March 31, 2009 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at this year’s annual meeting. As of the Record Date there were outstanding 3,987,631 shares of Manhattan Bancorp’s common stock, without par value, which is the only class of equity securities of Manhattan Bancorp currently outstanding. Any holder of shares represented by a proxy which has been returned properly signed by the shareholder of record will be considered present for the purposes of determining whether a quorum exists even if such proxy contains abstentions or broker non-votes. A quorum sufficient for the conduct of business at the Meeting will consist of a majority of the outstanding shares of common stock of Manhattan Bancorp at the close of business on the Record Date.

Proxies including broker non-votes with respect to any matter brought to a vote will not be counted as shares voted on the particular matter as to which the broker non-vote is indicated. Therefore, broker non-votes will have no effect when determining whether the requisite vote has been obtained to pass a particular matter. However, proxies indicating “abstain” or “withhold authority” with respect to any matter brought to a vote will be counted as shares voted on the particular matter as to which the abstention or withhold authority is indicated and will have the effect of voting against the matter.

Each share of common stock is entitled to one vote on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively. If, prior to the election of directors, any shareholder has given notice that he intends to cumulate his votes, then, for the election of directors only, each shareholder may cumulate votes for any nominee. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate. If cumulative voting is declared at the Meeting, votes represented by proxies delivered pursuant to this proxy statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Board of Directors. The nine (9) candidates receiving the highest number of votes will be elected. If for any reason any nominee is unable to serve, the Board of Directors may designate a substitute nominee, in which event the shares represented by the proxies will be voted for such substitute nominee, unless an instruction to the contrary is indicated on the proxy.

Approval of proposals 2 and 3 will be decided by a majority of votes cast at the meeting.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

Management knows of no person who owned beneficially more than 5% of the outstanding common stock of the Company as of March 31, 2009, except for Kyle A. Ransford and John D. Flemming, each of whom is a member of the Board of Directors of the Company. Additionally, John D. Fleming is a managing member of Carpenter Fund Manager GP, LLC. Information concerning the stock ownership of the Company’s executive officers, directors and nominees for director is set forth below under “PROPOSAL 1: ELECTION OF DIRECTORS.” The following table furnishes information concerning Carpenter Fund Manager GP, LLC, which is the general partner of three investment funds which hold an aggregate of 1,500,000 shares of the Company’s common stock (the “Carpenter Funds”).

Pursuant to the terms of a stock purchase agreement with Carpenter Fund Manager GP, LLC pursuant to which agreement the Carpenter Funds acquired 1,500,000 shares of the common stock of the Company, the Company has agreed to nominate one person designated by Carpenter Fund Manager GP, LLC to its Board of Directors and to continue to nominate one such person for so long as the Carpenter Funds continue to own at least 10% of the issued and outstanding shares of the Company. John D. Flemming, a nominee to the Company’s Board of Directors, is the nominee of Carpenter Fund Manager GP, LLC pursuant to this agreement.

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership		Percent of Class

Carpenter Fund Manager GP, LLC	1,500,000	(1)	37.6%
5 Park Plaza, Suite 950
Irvine, California 92614

(1)          These shares are held of record by three investment funds of which Carpenter Fund Manager GP, LLC is the general partner with shared investment and voting power. These shares are owned of record as follows: Carpenter Community BancFund, LP (55,251 shares); Carpenter Community BancFund-A, LP (1,389,859 shares); and Carpenter Community BancFund-CA, LP (54,890 shares). John D. Flemming, a director of the Company, serves as a Managing Member of Carpenter Fund Manager GP, LLC and is also deemed to beneficially own these shares as indicated in the share ownership table for management included in “PROPOSAL 1: ELECTION OF DIRECTORS,” below.

PROPOSAL 1: ELECTION OF DIRECTORS

The By-laws of Manhattan Bancorp provide for a range of between seven (7) and thirteen (13) directors, with the exact number of directors to be fixed from time to time, within the foregoing range, by a resolution duly adopted by a majority of Manhattan Bancorp’s full board of directors or by a resolution adopted by a majority of the shareholders at any meeting thereof or by written consent. The exact number of directors is presently fixed at nine (9).

The Board of Directors has nominated the nine (9) current directors for re-election. Each nominee has indicated that he is willing to serve as a director. The shareholders are being asked to elect nine (9) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. If any nominee is unable to serve or for good cause will not serve, Mr. Flemming, Mr. Growney or Mr. Murphy (the Proxy Holders) may vote for another nominee proposed by the Board of Directors or the Board of Directors may reduce the number of directors to be elected. If any resigns, dies or is otherwise unable to serve out his term, the Board of Directors may fill the vacancy. All current directors of the Company, other than Mr. Flemming, also currently serve as Directors of Bank of Manhattan. It is presently intended that all directors elected at the Annual Meeting will serve as directors of Bank of Manhattan, subject, in the case of Mr. Flemming, to receipt of any required regulatory approvals.

In the election of directors the Proxy Holders intend, unless directed otherwise, to vote for the election of the nominees named below. In the event that cumulative voting is employed in the election of directors, the Proxy Holders intend, unless directed otherwise, to distribute the votes represented by each proxy among the nominees named below so as to elect all or as many of them as possible. In the event any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable.

The following table sets forth certain information with respect to (i) each of the persons to be nominated by the Board of Directors for election as directors, (ii) each of the Company’s directors and executive officers, and (iii) the directors and executive officers of the Company as a group:

				Common Stock
				Beneficially Owned on
				March 31, 2009
						Vested	Percentage
Name, Address and	Principal Occupation		Director	Number		Option	of Shares
Offices Held with Company (1)	for the Past Five Years	Age	Since	of Shares (2)		Shares (3)	Outstanding (4)
Chris W. Caras, Jr.	Real Estate Brokerage/	35	2006	17,500	(5)	6,000	0.6%
Director	Development; Senior Vice
	President-Grubb & Ellis since
	2005; President-Caras Homes, Inc.
	since 2000; Property Manager-Car-
	Gin Property Management, Inc
	since 1996

Henry W. Chenoweth	Retired Banker; President-Barrister	67	2006	15,000		6,084	0.5%
Director	Executive Suites, Inc. from 2001 to
	2004; Executive Vice President-
	Imperial Bank of Los Angeles from
	1996 to 2001

John D. Flemming	President-Carpenter & Company	50	2009(6)	1,500,000	(7)	0	37.6%
Director	since 1992

Patrick F. Greene	Retired Business Owner; President-	63	2007	20,000		5,834	0.7%
Director	Owner Greene’s Ready Mixed
	Concrete From 1960 to 2006

Chris Growney	Investment Advisor	36	2006	20,000	(8)	5,917	0.7%
Director	Principal-New York Office-
	Clearwater Advisors, LLC since
	2001

(1) All offices held apply both to Manhattan Bancorp and Bank of Manhattan, N. A., unless otherwise indicated. The business address of each of the directors and executive officers is 2141 Rosecrans Avenue, Suite 1160, El Segundo, California 90245.

(2) Except as otherwise noted, may include shares held by such person’s spouse (except where legally separated) and minor children, and by any other relative of such person who has the same home; shares held in “street name” for the benefit of such person; shares held by a family trust as to which such person is a trustee and primary beneficiary with sole voting and investment power (or shared power with a spouse); or shares held in an Individual Retirement Account or pension plan as to which such person (and/or such person’s spouse) is the sole beneficiary and has pass-through voting rights and investment power.

(3) Consists of option shares which are vested or will vest within 60 days of March 31, 2009 pursuant to the Company’s 2007 Stock Option Plan. See “EXECUTIVE COMPENSATION – Outstanding Equity Awards at December 31, 2008. ”

(4) This percentage is based on the total number of shares of the Company’s common stock outstanding, plus the number of option shares for the applicable individual or groups which are vested or will vest within 60 days of March 31, 2009 pursuant to the Company’s 2007 Stock Option Plan. See “EXECUTIVE COMPENSATION – Outstanding Equity Awards at December 31, 2008. ”

(5) Includes 2,500 shares of stock held by SCS Equities, a LLP as to which Mr. Caras serves as a Managing Member and as to which shares Mr. Caras holds shared voting and investment power.

(6) Mr. Flemming has been nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of the Company, pursuant to an agreement between the Company and Carpenter Fund Manager GP, LLC. See “SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT. ” The Company has also agreed to appoint Mr. Flemming to the Board of Bank of Manhattan, N. A., which appointment will be made following the receipt of all required regulatory approvals.

(7) Represents shares held by three investment funds of which Carpenter Fund Manager GP, LLC is the general partner. Mr. Flemming serves as one of five Managing Members of Carpenter Fund Manager GP, LLC and as such holds shares voting and investment power with respect to these shares. Mr. Flemming disclaims beneficial ownership with respect to these shares.

(8) Includes 20,000 shares held by Caribou Holdings, LLC of which Mr. Growney serves as Principal, and over which shares Mr. Growney holds shared voting and investment power.

				Common Stock
				Beneficially Owned on
				March 31, 2009
						Vested	Percentage
Name, Address and	Principal Occupation		Director	Number		Option	of Shares
Offices Held with Company (1)	for the Past Five Years	Age	Since	of Shares (2)		Shares (3)	Outstanding (4)
Larry S. Murphy	Certified Public Accountant	65	2006	15,000		6,000	0.5%
Director	Vice President-Freeman & Mils,
	Inc. since 2000

Kyle A. Ransford	Real Estate Investment and	37	2006	221,800	(9)	41,460	6.5%
Chairman and Director	Development
	General Partner-Cardinal Real
	Estate Investments since 2001;
	General Partner-Powerscourt
	Partners since 2000

Jeffrey M. Watson	Banker; President/CEO-	49	2006	75,000	(10)	41,460	2.9%
President and Chief Executive	Company & Bank since 2006/2007;
Officer and Director	Executive Vice President-Chief
	Operating Officer-1st Century Bank
	from 2003 to 2006

Stephen P. Yost	Retired Banker	63	2006	20,000		6,667	0.7%
Director	Executive Vice President-Comerica
	Bank from 2001 until 2006

Dean Fletcher	Executive Vice President and Chief	60	n/a	13,123		7,315	0.5%
Executive Vice President	Financial Officer of the Company
and Chief Financial Officer	and the Bank since 2007; Executive
	Vice President and Chief Financial
	Officer of Premier Service Bank,
	Riverside, California, 2001 to 2007

Richard L. Sowers	Executive Vice President and Chief	36	n/a	1,800		0	0.0%
Executive Vice President and	Operating Officer the Bank since
Chief Operating Officer	January 2009; Executive Vice
	President /Operations, Bank of
	Manhattan since June 2008; Vice
	President, CAST Consulting 1998
	to 2008

Directors and Executive				1,919,223		126,737	49.7%
Officers as a Group (11 persons)

(9)  Includes 215,000 shares which have been pledged as security in a related loan transaction.

(10) Includes 35,000 shares which have been pledged as security in a related loan transaction.

Nominations by Shareholders

The procedures whereby nominations for election to the Board of Directors may be made by any shareholders are set forth in Section 3.3 of the By-Laws of Manhattan Bancorp, which provides:

“Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the Corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date of notice of such meeting is sent to shareholders pursuant to Section 3.5 (a) of Article III of these By-Laws; provided, however, that if only 10 days’ notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the Corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (A) the name and address of each proposed nominee; (B) the principal occupation of each proposed nominee; (C) the number of shares of voting stock of the Corporation owned by each proposed nominee; (D) the name and residence address of the notifying shareholder; and (E) the number of shares of voting stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith may be disregarded by the chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each such nominee.”

Board Committees and Director Independence

The Company’s Board of Directors has determined that a majority of our current directors are “independent” as the term is defined in NASDAQ’s listing standards. Specially, the Board has determined that all of the directors other than Jeffrey M. Watson, President and Chief Executive Officer of the Company and the Bank, are independent. Further, the Company intends to maintain at least a majority of the Board as independent directors at all times.

Board Meetings

Directors met thirteen (13) times during 2008. No director attended less than 75% of all meetings held in 2008 of the Board of Directors and committees on which he served.

Board Committees

From time to time the Board appoints and empowers committees to carry our specific functions on behalf of the Board. Set forth below is a description of the current committees of the Board and their members. The Board of Directors of the Company does not have a Nominating Committee. The Audit and Compensation Committee described below are joint committees of the Company and the Bank. In addition to these two committees, the Bank has a Loan Committee and an Asset Liability Committee.

The Audit Committee: The members of the Audit Committee in 2008 were Messrs. Murphy (Chairman), Growney and Yost. The Audit Committee held five (5) meetings during 2008. It appoints and evaluates the Company’s independent auditors. The Committee reviews with the independent auditors the proposed scope of, fees for, and results of, the annual audit. It reviews the system of internal accounting controls and the scope and results of internal audits with the independent auditors and the Company’s management. It pre-approves the audit and permissible non-audit services provided by the independent auditors.

The Board of Directors has determined that each member of the Audit Committee has sufficient accounting or related financial management expertise to serve on the Committee and that Mr. Murphy meets the qualifications of an “audit committee financial expert” as the term is defined in the rules and regulations of the Securities and Exchange Commission. The members of the Audit Committee are all independent directors. In determining the independence of the members of the Audit Committee, the Company used the definition of independence set forth in the listing standard of the National Association of Securities Dealers, Inc.

The Compensation Committee: The members of the Compensation Committee in 2008 were Messrs. Chenoweth (Chairman), Caras and Greene. The members of the Compensation Committee are all independent directors. In determining the independence of the Committee members, the Company used the definition set forth in the listing standards of the National Association of Securities Dealers, Inc. The Compensation Committee held two (2) meetings during 2008.

The Compensation Committee monitors the performance of senior management in relation to applicable corporate goals and strategies, and makes recommendations to ensure that compensation and benefits are at levels that enable Manhattan Bancorp and Bank of Manhattan to attract and retain high quality employees. The Compensation Committee considers and makes recommendations to the Board of Directors concerning compensation and/or benefit plans for the Company for the Company’s personnel.

The Compensation Committee, in consultation with other committee chairpersons, is responsible for evaluating annually the performance of the Chief Executive Officer of Manhattan Bancorp and Bank of Manhattan in light of the goals and objectives of the Company’s strategic plan and the Chief Executive Officer’s individual performance goals. Based on this evaluation, the Compensation Committee recommends to the Board of Directors the Chief Executive Officers compensation levels.

The Compensation Committee also annually reviews and makes recommendations to the Board of Directors concerning the compensation arrangements for all executive officers, including: (i) annual base salary amounts; (ii) annual bonus arrangements, if any; (iii) any long-term incentive compensation; (iv) any employment agreements, severance arrangements and change in control and similar agreements/provisions; and (v) any perquisites, special or supplemental benefits. The executive officers of Manhattan Bancorp and Bank of Manhattan do not have a role in recommending the amount or form of their own compensation. The Chief Executive Officer, although not a member of the Compensation Committee, presents to the Compensation Committee recommendations for compensation of the other executive officers. The full Board of Directors, and not the Compensation Committee, determines director compensation.

The Compensation Committee has the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of the Chief Executive Officer, including the sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee also has authority to obtain advice and assistance from internal or outside legal, accounting or other advisors as it deems necessary, at the expense of Manhattan Bancorp or Bank of Manhattan, to carry out its duties.

No person who served on the Compensation Committee in 2008 was during the year or previously, an officer or employee of the Company or had a relationship with the Company requiring disclosure under Item 404 of Regulation S-K. Further no interlocking relationship exists between any member of the Board of Directors and any member of any other company’s board of directors or compensation committee.

Code of Conduct: Manhattan Bancorp and Bank of Manhattan have adopted a Code of Conduct applicable to all of their directors, officers and employees, including their principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The Code sets forth Manhattan Bancorp’s values and expectations regarding ethical and lawful conduct and is also intended to deter wrongdoing, to promote honest and ethical conduct, and compliance with applicable laws and regulations.

Shareholder Communications with Directors: Shareholders and other interested parties may communicate directly with the Board or with any individual director of Manhattan Bancorp by writing to the Board or such individual director in care of the Corporate Secretary, Manhattan Bancorp, 2141 Rosecrans Avenue, Suite 1160, El Segundo, CA 90245. The Corporate Secretary will forward all written communications, except those clearly of a marketing nature, to the Chairman of the Board in the case of communications addressed to the entire Board or to the individual directors to whom they are addressed.

Director Attendance at Annual Meetings: To show their support for Manhattan Bancorp and to facilitate and encourage communications between Manhattan Bancorp’s shareholders and the directors, directors are encouraged to attend shareholder meetings. All directors attended the 2008 Manhattan Bancorp’s shareholders meeting.

EXECUTIVE COMPENSATION

The following table sets forth certain summary compensation information for the fiscal year ended December 31, 2008, with respect to the President and Chief Executive Officer of Manhattan Bancorp, and the only other compensated executive officers of Manhattan Bancorp and its subsidiary, who were serving as executive officers at December 31, 2008, or who served as executive officers during 2008 but were no longer serving as executive officers at December 31, 2008. In addition, Mr. Sowers has been included, in the presentation, having been named as an Executive Officer of the Bank in January 2009 (the “Named Executive Officers”):

Summary Executive Compensation Table

								Nonqualified
							Non-Equity	Deferred
Name and						Option	Incentive Plan	Compensation	All Other
Principal Position	Year	Salary(1)		Bonus(2)		Awards (3)	Compensation	Earnings	Compensation (4)	Total
Jeffrey M. Watson	2008	$215,000	(5)	$100,000		$161,282	—	—	$29,655	$505,937
President/CEO-
Company/Bank	2007	$200,000		$125,000		$63,553	—	—	$33,309	$421,862

Dean Fletcher,	2008	$174,000	(6)	$35,000		$48,988	—	—	$21,493	$279,481
EVP/CFO-
Company/Bank	2007	$126,823		$35,000		$19,066	—	—	$16,093	$196,982

Rick L. Sowers	2008	$83,125		$30,000	(7)	$27,114	—	—	$8,580	$148,819
EVP/COO-Bank

David J. Ross	2008	$151,250		—		$45,697	—	—	$17,490	$214,437
Former EVP/CCO-
Bank (8)	2007	$61,875		$5,000		$19,065	—	—	$7,650	$93,590

Randall T. Hata,	2008	$89,557		—		$12,096	—	—	$9,428	$111,081
Former EVP/COO-
Company/Bank (9)	2007	$123,522		—		$19,066	—	—	$11,100	$153,688

(1)          Salary amount includes amounts deferred under Manhattan Bancorp’s 401(k) Plan. The 401(k) Plan permits participants to contribute a portion of their annual compensation on a pre-tax basis (subject to a statutory maximum), which contributions vest immediately when made. The Company’s policy, for employees with one month of service, is to match 100% up to the first 3% of the employee contribution and to match 50% up to the next 2% of any additional employee contribution not to exceed in total 5% of such employee’s annual compensation. The employer match is also immediately vested.

(2)          All bonuses, other than bonus to the Chief Executive Officer, are based on the recommendations of the Chief Executive Officer to the Compensation Committee and are discretionary. The bonus of the Chief Executive Officer is based on the recommendation of the Compensation Committee and is also discretionary.

(3)          Represents amount expensed under FAS 123R for the fiscal year concerning the options granted. The assumptions used in valuing these option awards are detailed in Note 11 to the financial statements contained in our Annual Report on Form 10-K for 2008.

(4)          Includes perquisites and other compensation. Additional information regarding other compensation, including perquisites that in the aggregate exceeded $10,000 for an individual, is provided in the “Components of All Other Compensation” table below.

(5)          Includes $15,000 of Personal Time Off paid in lieu of use.

(6)          Includes $9,000 of Personal Time Off paid in lieu of use.

(7)          $20,000 of the amount noted was earned in 2008, but was paid in 2009.

(8)          Mr. Ross resigned his position with the Bank in November, 2008.

(9)          Mr. Hata resigned his position with the Company and the Bank in June, 2008.

Components of All Other Compensation

The components of the “All Other Compensation” column in the Summary Compensation Table, including perquisites that in the aggregate exceeded $10,000 for an individual, are detailed in the following table:

			Club	401(k)	Value of Life
		Cost of Auto	Memberships	Employer	Insurance
Name	Year	Provided	and Dues	Contributions	Premiums	Total
Jeffrey M. Watson	2008	$12,000	$8,275	$9,200	$0	$29,475
	2007	$12,000	$7,732	$13,577	$0	$33,309

Dean Fletcher	2008	$12,000	$0	$8,840	$0	$20,840
	2007	$9,250	$0	$6,843	$0	$16,093

David J. Ross	2008	$11,000	$0	$6,490	$0	$17,490

Randall T. Hata	2007	$9,000	$0	$2,100	$0	$11,100

Employment Agreements

On March 26, 2009 the Company entered into amendments to the employment agreements of three executive officers, Jeffrey M. Watson, Dean Fletcher and Rick Sowers, in order to more fully conform their respective employment agreements to the requirements of the U. S. Department of the Treasury (“UST”) in conjunction with the Company’s participation in the Troubled Asset Relief Capital Purchase Program (the “TARP Program”) of the UST. The material terms of each of these amendments is described below.

On March 26, 2009 the Company, the Bank, and Jeffrey M. Watson entered into a First Amended and Restated Employment Agreement pursuant to which Mr. Watson agreed to continue to serve as the President and Chief Executive Officer of the Company and the Bank (the “Watson Amendment”). The Watson Amendment supersedes and replaces all previous employment agreements by and between the Company, the Bank and Mr. Watson. The Watson Amendment is for a three year term commencing as of August 15, 2007, the commencement date of Mr. Watson’s original employment agreement. Pursuant to the Watson Amendment, Mr. Watson receives an annual base salary of not less than $200,000, with increases at the sole discretion of the Board of Directors. In addition, bonuses may be paid in the discretion of the Board of Directors. The Watson Amendment also confirms the prior grant of options to Mr. Watson to purchase an aggregate of 174,382 shares of the Company’s common stock. The Watson Amendment also provides Mr. Watson with an automobile allowance, reimbursement for country club dues, vacation benefits, and medical and other insurance benefits. In the event the employment of Mr. Watson is terminated without cause, Mr. Watson will be entitled to receive a lump sum payment equal to twelve months’ base salary as in effect at the time of termination, and continuation of medical benefits for a period of twelve months. Further, the Watson Amendment provides that in the event Mr. Watson’s employment is terminated following a “change in control”, he will be entitled to a lump sum payment equal to two (2) times the highest annual cash compensation paid to Mr. Watson by the Company or the Bank within the three years preceding the change in control and the continuation of medical benefits for a period of twenty-four months following such termination. The Watson Amendment also provides that for so long as the Company is a participant in the TARP Capital Purchase Program, Mr. Watson will abide by the terms of the Emergency Economic Stabilization Act of 2008, as amended (“EESA”), regarding limits on executive compensation. The provisions of EESA will prevent Mr. Watson from receiving his severance or change in control benefits and may also operate to prohibit payment of any bonus to him, as long as the UST maintains its preferred stock investment in the Company.

On March 26, 2009 the Company, the Bank and Dean Fletcher entered into a First Amended and Restated Employment Agreement pursuant to which Mr. Fletcher agreed to continue to serve as the Executive Vice President and Chief Financial Officer of the Company and the Bank (the “Fletcher Amendment”). The Fletcher Amendment supersedes and replaces all previous employment agreements by and between the Company, the Bank and Mr. Fletcher. The Fletcher Amendment is for a three year term commencing as of August 15, 2007, the commencement date of Mr. Fletcher’s original employment agreement. Pursuant to the Fletcher Amendment, Mr. Fletcher receives an annual base salary of not less than $165,000, with increases at the sole discretion of the Board of Directors. In addition, bonuses may be paid in the sole discretion of the Board of Directors. The Fletcher Amendment also confirms the prior grant of options to Mr. Fletcher to purchase an aggregate of 44,814 shares of the Company’s common stock. The Fletcher Amendment also provides Mr. Fletcher with an automobile allowance, vacation benefits and medical and other insurance benefits. In the event the employment of Mr. Fletcher is terminated without cause, Mr. Fletcher will be entitled to receive a lump sum payment equal to twelve months’ base salary as in effect at the time of termination, and continuation of medical benefits for a period of twelve months. Further, the Fletcher Amendment provides that in the event Mr. Fletcher’s employment is terminated following a “change in control”, he will be entitled to a lump sum payment equal to one (1) times the highest annual cash compensation paid to Mr. Fletcher by the Company or the Bank within the three years preceding the change in control and the continuation of medical benefits for a period of twelve months following such termination. The Fletcher Amendment also provides that for so long as the Company is a participant in the TARP Capital Purchase Program, Mr. Fletcher will abide by the terms of EESA, regarding limits on executive compensation. The provisions of EESA will prevent Mr. Fletcher from receiving his severance or change in control benefits as long as the UST maintains its preferred stock investment in the Company.

On March 26, 2009 the Bank and Rick Sowers entered into a First Amended and Restated Employment Agreement (the “Sowers Amendment”) pursuant to which Mr. Sowers agreed to continue to serve as the Executive Vice President and Chief Operating Officer of the Bank. The Sowers Amendment supersedes and replaces all previous employment agreements by and between the Bank and Mr. Sowers. The Sowers Amendment is for a three year term commencing as of January 22, 2009, the commencement of Mr. Sowers’ original employment agreement with the Bank. Pursuant to the Sowers Amendment, Mr. Sowers receives an annual base salary of not less than $185,000, with increases at the sole discretion of the Board of Directors. In addition, Mr. Sowers may receive bonuses in the sole discretion of the Board of Directors. The Sowers Amendment also confirms the prior grant of options to Mr. Sowers to purchase an aggregate of 52,000 shares of the Company’s common stock. The Sowers Amendment also provides Mr. Sowers with an automobile allowance, vacation benefits and medical and other insurance benefits. In the event the employment of Mr. Sowers is terminated without cause, Mr. Sowers will be entitled to receive a lump sum payment equal to twelve months’ base salary as in effect at the time of termination, and continuation of medical benefits for a period of twelve months. Further, the Sower’s Employment Agreement provides that in the event Mr. Sower’s employment is terminated following a “change in control”, he will be entitled to a lump sum payment equal to one (1) times the highest annual cash compensation paid to Mr. Sowers by the Bank within the three years preceding the change in control and the continuation of medical benefits for a period of twelve months following such termination. The Sowers Amendment also provides that for so long as the Company is a participant in the TARP Capital Purchase Program, Mr. Sowers will abide by the terms of EESA, regarding limits on executive compensation. The provisions of EESA will prevent Mr. Sowers from receiving his severance or change in control benefits as long as the UST maintains its preferred stock investment in the Company.

Stock Options

All outstanding stock options have been granted under the Company’s 2007 stock option plan that has been approved by Manhattan Bancorp’s shareholders. There were no options exercised by Named Executive Officers during 2008. Options to purchase an aggregate of 657,480 shares of the common stock of Manhattan Bancorp, with an average exercise price of $9.50 per share, were outstanding under Manhattan Bancorp’s 2007 Stock Option Plan as of December 31, 2008. The fair market value of the common stock of Manhattan Bancorp was $7.85 based upon the last sale on December 31, 2008.

Options Granted during 2008

The following table sets forth certain information with respect to options granted during 2008 to Named Executive Officers:

		Number of	Exercise or
		Securities	Base Price of
		Underlying	Option Awards
Name	Grant Date	Options (#)(1)	($/Shares)
Jeffrey M. Watson	12/18/2008	50,000	$8.50
Dean Fletcher	11/20/2008	7,500	$8.00
Rick L. Sowers	6/30/2008	45,000	$8.50
Rick L. Sowers	11/20/2008	7,000	$8.00

(1) The above options were issued for a period of ten years and vest one-third on each of the next three anniversaries of the date of the option grants.

Outstanding Equity Awards at December 31, 2008 (1)

	Number of		Equity Incentive Plan
	Shares		Awards:
	Underlying	Number of Shares	Number of Securities
	Unexercised	Underlying	Underlying	Option	Option
	Options	Unexercised Options	Unexercised	Exercise	Expiration
Name	Exercisable	Unexercisable	Unearned Options	Price	Date
Jeffrey M. Watson	35,833	73,667	—	$10.00	8/10/2017
	5,627	16,882	—	$10.00	9/27/2017
	0	50,000	—	$8.50	12/18/2018
Dean Fletcher	10,750	21,500	—	$10.00	8/10/2017
	1,688	3,376	—	$10.00	9/24/2017
	0	7,500	—	$8.00	11/20/2018
Rick L. Sowers	0	45,000	—	$8.50	6/30/2018
	0	7,000	—	$8.00	11/20/2018
David J. Ross (2)	10,750	0	—	$10.00	2/28/2009
	1,688	0	—	$10.00	2/28/2009

(1)  The above options were issued for a period of ten years and vest one-third on each of the next three years from the grant date.

(2)  Mr. Ross had the right to exercise vested option up to three (3) months following the conclusion of his employment.

Compensation of Directors

Non-employee members of Manhattan Bancorp’s Board of Directors received no cash compensation for their service as directors in 2008 but individual directors were paid for services provided as consultants. Manhattan Bancorp does reimburse its directors for Company-related travel, seminars, meals and other expenses and may grant stock options to directors from time to time. Compensation earned by employee-directors, if any, is included in the “Summary Executive Compensation Table” above. There were no non-employee stock options exercised during 2008.

2008 Non-Employee Director Compensation Table

The following table sets forth information with regard to compensation earned by non-employee directors in 2008:

	Fees Earned
	or Paid	Stock	Option	All Other
Name	In Cash	Award	Awards (1)	Compensation		Total
Chris W. Caras, Jr.	$0	$0	$23,823	$0		$23,823

Harry W. Chenoweth	$0	$0	$24,188	$62,925	(2)	$87,113

Patrick E. Greene	$0	$0	$23,095	$0		$23,095

Christopher J. Growney.	$0	$0	$23,499	$0		$23,499

Larry S. Murphy	$0	$0	$24,025	$0		$24,025

Kyle A. Ransford	$0	$0	$161,282	$0		$161,282

Stephen P. Yost	$0	$0	$26,537	$0		$26,537

(1)               Represents amount expensed under FAS 123R for the fiscal year concerning the options granted. The assumptions used in valuing these option awards are detailed in Note 11 to the financial statements contained in the Company’s Annual Report on Form 10-K for 2008.

(2)               Represents services provided as a consultant to the Bank outside of Mr. Chenoweth’s role as a director.

Options Granted during 2008

The following table sets forth certain information with respect to options granted during 2008 to Non-Employee Directors:

		Number of	Exercise or
		Securities	Base Price of
		Underlying	Option Awards
Name	Grant Date	Options (#)(1)	($/Shares)
Chris W. Caras, Jr.	11/20/2008	6,000	$8.00
Harry W. Chenoweth	11/20/2008	6,500	$8.00
Patrick E. Greene	11/20/2008	5,000	$8.00
Christopher J. Growney	11/20/2008	6,000	$8.00
Larry S. Murphy	11/20/2008	8,500	$8.00
Kyle A. Ransford	3/5/2008	7,500	$9.72
Kyle A. Ransford	12/18/2008	50,000	$8.50
Stephen P. Yost	11/20/2008	7,500	$8.00

(1)          The above options were issued for a period of ten years and vest one-third on each of the next three anniversaries of the date of the option grants.

Outstanding Awards at December 31, 2008

	Number of Shares	Number of Shares
	Underlying	Underlying	Option	Option
	Unexercised Options	Unexercised Options	Exercise	Expiration
Name	Exercisable	Unexercisable	Price	Date
Chris W. Caras, Jr.	5,000	10,000	$10.00	8/10/2017
Chris W. Caras, Jr.	1,000	2,000	$9.25	12/13/2017
Chris W. Caras, Jr.	0	6,000	$8.00	11/20/2018

Harry W. Chenoweth.	5,000	10,000	$10.00	8/10/2017
Harry W. Chenoweth	1,084	2,166	$9.25	12/13/2017
Harry W. Chenoweth	0	6,500	$8.00	11/20/2018

Patrick E. Greene	5,000	10,000	$10.00	8/10/2017
Patrick E. Greene	834	1,666	$9.25	12/13/2017
Patrick E. Greene	0	5,000	$8.00	11/20/2018

Christopher J. Growney	5,000	10,000	$10.00	8/10/2017
Christopher J. Growney	917	1,833	$9.25	12/13/2017
Christopher J. Growney	0	6,000	$8.00	11/20/2018

Larry S. Murphy	5,000	10,000	$10.00	8/10/2017
Larry S. Murphy	1,000	2,000	$9.25	12/13/2017
Larry S. Murphy	0	8,500	$8.00	11/20/2018

Kyle A. Ransford	35,833	71,667	$10.00	8/10/2017
Kyle A. Ransford	5,627	11,255	$10.00	9/27/2017
Kyle A. Ransford	0	7,500	$9.72	3/5/2018
Kyle A. Ransford	0	10,000	$8.50	12/18/2018

Stephen P. Yost	5,000	10,000	$10.00	8/10/2017
Stephen P. Yost	1,667	3,333	$9.25	12/13/2017
Stephen P. Yost	0	7,500	$8.00	11/20/2018

Transactions with Related Persons

John D. Flemming, a director of the Company, is a Managing Member of Carpenter Fund Manager GP, LLC (the “General Partner”), which is the general partner of three investment funds (the “Funds”) that own an aggregate of 1,500,000 shares of the common stock of the Company (the “Fund Shares”), or 37.6% of the issued and outstanding shares of the Company as of March 31, 2009. On May 1, 2008, prior to Mr. Flemming’s appointment to the Board of Directors, the Company entered into an agreement with the General Partner (the “Stock Purchase Agreement”) to purchase the Fund Shares for an aggregate of $15,000,000. The Fund Shares were acquired in two separate closings, with the final closing occurring on December 30, 2008. Pursuant to the Agreement, the Company agreed to reimburse the General Partner with respect to its expenses associated with the purchase of the Fund Shares, which expenses of $83,612 were reimbursed to the General Partner on December 30, 2008. Mr. Flemming was appointed as a director of the Company pursuant to the terms of the Stock Purchase Agreement, which Agreement provides the General Partner with the right to appoint one representative to the Company’s Board of Directors for so long as the Funds own at least 10% of the issued and outstanding shares of the Company.

From time to time the Bank may make loans to directors and executive officers. Under the Bank’s loan policy, any loan to a director or executive officer would be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and not involve more than the normal risk of collectability. Any loan to a director or executive officer must be approved in advance by the Bank’s Board of Directors with the interested director not present during the discussion or voting regarding the loan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION TO THE BOARD AS DESCRIBED ABOVE IN PROPOSAL 1.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The American Recovery and Reinvestment Act of 2009 requires the Company, during the period in which any obligation arising from the Company’s participation in the TARP Capital Purchase Program remains outstanding, to submit to the shareholders a non-binding vote on the compensation of the Company’s Named Executive Officers, as described in the “Executive Compensation” section of this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“Resolved, that the shareholders approve the compensation of the Company’s Named Executive Officers, as disclosed in the “Executive Compensation” section of the proxy statement for the Company’s 2009 Annual Meeting of Shareholders.”

This vote shall not be binding on the Board of Directors or the Compensation Committee and will not be construed as overruling a decision by, nor create or imply any additional fiduciary duty by, the Board or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

In voting to approve the above resolution, shareholders may vote either for or against the resolution, and this matter will be decided by the affirmative vote of a majority of the votes cast at the annual meeting.

The Board of Directors and the Compensation Committee believe that the Company’s compensation practices are appropriately aligned to the long-term success of the Company and the interests of shareholders.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

It is the current intention of Manhattan Bancorp’s Audit Committee to retain Vavrinek, Trine, Day & Co., LLP as independent auditors of Manhattan Bancorp for the current year. Vavrinek, Trine, Day & Co., LLP conducted the audit for the year ended December 31, 2008 and 2007. A representative of Vavrinek, Trine, Day & Co., LLP is expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Audit Committee pre-approves all audit and permissible non-audit services to be performed by Manhattan Bancorp’s independent auditors. Manhattan Bancorp’s independent auditor may provide only those services pre-approved by the Audit Committee. The Audit Committee annually reviews and pre-approves the audit, review, attest and permitted non-audit services to be provided during the next audit cycle by Manhattan Bancorp’s independent auditor. To the extent practicable, at the same meeting, the Audit Committee also reviews and approves a budget for each of such services. The term of any such pre-approval is for the period of the annual audit cycle, unless the Audit Committee specifically provides for a different period.

Services proposed to be provided by Manhattan Bancorp’s independent auditor, which have not been pre-approved during the annual review, and the fees for such proposed services, must be pre-approved by the Audit Committee. Additionally, fees for previously approved services that are expected to exceed the previously approved budget must also be pre-approved by the Audit Committee. The Audit Committee may not delegate its responsibilities to pre-approve services performed by Manhattan Bancorp’s independent auditor to management.

The aggregate fees billed by Vavrinek, Trine, Day & Co., for the fiscal years ended December 31, 2008 and 2007 were as follows:

	2008	2007
Audit fees	$65,500	$41,000
Audit related fees	0	0
Tax fees	5,000	7,400
All other fees	0	0
Total:	$70,500	$48,400

RECOMMENDATION OF THE BOARD OF DIRECTORS

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Act of 1934, except to the extent Manhattan Bancorp specifically incorporates this Report by reference therein.

The Audit Committee assists the Company’s Board of Directors in its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Manhattan Bancorp. The Audit Committee advises the Board of Directors in the selection, evaluation and replacement of independent auditors to the Board of Directors, and approves all non-audit services and fees for audit and non-audit services charged by the independent auditors. The members of the Audit Committee are “independent directors” as defined by NASD listing standards. The Audit Committee has discussed with the independent auditors their independence from management of Manhattan Bancorp, including the matters in the written disclosures required by Independence Standards Board Standard No 1, which were provided to the Audit Committee.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) filed with the Securities and Exchange Commission, as well as the unaudited financial statements filed with the Company’s quarterly reports on Form 10-Q during 2008. The Audit Committee also met and discussed with the independent auditors the matters required to be discussed by Statements on Accounting Standards (SAS) No. 114. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements.

The Audit Committee also met and discussed with the independent auditors issues related to the overall scope and objectives of the audit, internal controls, the specific results of any audit investigations and reviews, and critical accounting policies. The Audit Committee’s Charter was reviewed and deemed effective.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2008 Form 10-K filed with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Manhattan Bancorp

Larry S. Murphy, Chairman

Christopher J. Growney

Stephen P. Yost

PROPOSAL 4: OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if another matter properly comes before the Meeting, it is the intention of the persons named in the accompany proxy to vote said proxy in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Shareholders interested in submitting a proposal for inclusion in Manhattan Bancorp’s proxy statement for the annual meeting of shareholders in 2010, must submit the proposal so it is received by Manhattan Bancorp at its principal executive offices no later than December 18, 2009 in a form that complies with applicable regulations. Proposals by shareholders should be sent to the attention of the Corporate Secretary of Manhattan Bancorp at 2141 Rosecrans Avenue, Suite 1160, El Segundo, California 90245.

ANNUAL REPORT ON FORM 10-K

UPON WRITTEN REQUEST OF ANY SHAREHOLDER SOLICITED HEREBY, MANHATTAN BANCORP WILL PROVIDE, WITHOUT CHARGE, A COPY OF MANHATTAN BANCORP’S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE DIRECTED TO DEAN FLETCHER, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, 2141 ROSECRANS AVENUE, SUITE 1160, EL SEGUNDO, CALIFORNIA 90245.

DATED: April 17, 2009	MANHATTAN BANCORP

/s/ Jeffrey M. Watson
Jeffrey M. Watson
President and Chief Executive Officer

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY STATEMENT AS PROMPTLY AS POSSIBLE. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

Manhattan Bancorp

ANNUAL MEETING OF SHAREHOLDERS

MAY 28, 2009

v DETACH PROXY CARD HERE v

The undersigned shareholder of Manhattan Bancorp (the “Company”) hereby nominates, constitutes and appoints John D. Flemming, Christopher J. Growney, and Larry S. Murphy, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all the stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 28, 2009 at 5: 30 p. m. and at any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

1.               Election of Directors. To elect the nine persons named below to serve until the 2009 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Chris W. Caras, Jr., Harry W. Chenoweth, John D. Flemming, Patrick E. Greene,
Christopher J. Growney, Larry S. Murphy, Kyle A. Ransford, Jeffrey M. Watson, Stephen P. Yost

☐ AUTHORITY GIVEN	☐ AUTHORITY WITHELD

If you wish to withhold authority to vote for some but not all of the nominees named above, you should check the box marked “Authority Given” and you should enter the name (s) of the nominee (s) with respect to whom you wish to withhold authority to vote in the space provided below:

2.               Advisory Vote on Executive Compensation. Approving the compensation paid to the Company’s Named Executive Officers on an advisory and non-binding basis.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.               Ratification of Appointment of Independent Public Accountant. The ratification of Vavrinek, Trine, Day & Co., LLP as independent public accountant for the Company for the 2009 fiscal year.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE SIGN AND DATE

The Board of Directors recommends a vote of “authority given” on Proposal 1, and “FOR” on Proposals 2 and 3. This proxy shall be voted in accordance with the recommendations of the Board of Directors unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instructions. In all other matters presented at the meeting, if any, this proxy shall be voted in accordance with the recommendations of the Board of Directors.

v DETACH PROXY CARD HERE v

This proxy is solicited on behalf of the Company’s Board of Directors and may be revoked prior to its exercise by filing with the corporate secretary of the Company an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the meeting.

Dated:	, 2009
(Number of Shares)

(Please print your name)

(Signature of Shareholder)

(Please print your name)

(Signature of Shareholder)
(Please date this proxy and sign your name as it appears on the stock certificate. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)
☐ I/We plan to attend the Shareholders’ Meeting

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.